OPERATING LEASE COMMITMENTS	24 Months Ended
Dec. 31, 2011
Operating Lease Commitments [Abstract]
OPERATING LEASE COMMITMENTS

NOTE K—OPERATING LEASE COMMITMENTS

The Company leases its South Bend, Indiana, Hammond, Indiana, and Boardman, Ohio facilities from companies controlled by its Chairman under agreements expiring between May 2012 and August 2015. Renewal options are available for each property. The Company leases the Hagerstown, Maryland facility from a partnership, one partner of which is an officer of HKEC, under an agreement expiring in July 2016. The Company leases the Massillon, Ohio facility from a partnership, one partner of which is a former officer of MIS, under an agreement expiring in November 2017. The Company leases its Merrillville, Indiana, Huntington, West Virginia, and Visalia, California facilities from unrelated parties under agreements expiring before November 2016. Total rent expense for all facility leases was approximately $1,226 and $1,276 for the years ended December 31, 2011 and 2010, respectively.

The Company also leases other manufacturing and office equipment and vehicles under operating leases with varying terms expiring through April 2017. Total rent expense under these leases was approximately $235 and $464 for years ended December 31, 2011 and 2010, respectively.

Future minimum lease payments required under the operating leases in effect as of December 31, 2011 are as follows, including $4,880 due to affiliates over the indicated years:

Years Ending December 31,
2012	$1,165
2013	1,095
2014	1,070
2015	993
2016	780
Thereafter	519

$5,622